UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2018

pdvWireless, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition

On April 23, 2018, pdvWireless, Inc. (the “Company”) announced that its Board of Directors has determined that it is in the best interests of the Company and its stockholders to continue to shift the Company’s focus and resources to pursuing its regulatory initiatives at the Federal Communications Commission (the “FCC”) and preparing for the future deployment of broadband and other advanced technologies and services.   In light of this continued shift in focus, the Board also approved a chief executive officer transition plan, under which, John Pescatore, the Company’s current chief executive officer and president, transitioned to the position of vice chairman, effective April 23, 2018 (the “Transition Date”), and Morgan O’Brien, the Company’s current vice chairman assumed the position as the Company’s new chief executive officer, effective as of the Transition Date.

Transition and Consulting Agreements

In connection with the transition, the Company entered into a Continued Service, Consulting and Transition Agreement, dated April 23, 2018 (the “Transition Agreement”), and a separate Consulting Agreement, dated April 23, 2018 (the “Consulting Agreement”), with Mr. Pescatore.  Under the Transition Agreement, effective April 23, 2018, Mr. Pescatore transitioned to serving as vice chairman and will continue serving as an employee of the Company through September 30, 2018, or such other date as mutually agreed, to help with the transition (the “Transition Period”).

During the Transition Period, Mr. Pescatore will receive $15,385 per week for his service as vice chairman.  Following the Transition Period, Mr. Pescatore will provide consulting services to the Company for a three-year period pursuant to the terms of the Consulting Agreement.  Mr. Pescatore will receive $66,667 per month for the first 24 months of his consulting services and no fees for the remaining 12 months of his consulting services.  He will also continue to vest as a service provider in his previously-issued and outstanding equity awards during his consultancy.  Mr. Pescatore will receive a bonus of $260,000 under the Company’s short-term incentive plan for his prior services to the Company during its fiscal year ended March 31, 2018 (“fiscal 2018”).  This bonus will be paid to Mr. Pescatore at the same time the Company’s other executive officers receive bonus payments for their services during fiscal 2018.   In addition, the Company has agreed to provide Mr. Pescatore with life insurance and 18 months of continued health benefits after the end of the Transition Period.  Mr. Pescatore will not receive a new equity award for his services as an employee or consultant under the Transition or Consulting Agreements.

Under the Transition Agreement, Mr. Pescatore has agreed to waive any rights to severance and the accelerated equity vesting terms he would be entitled to as a Tier 1 Employee under the Company’s Executive Severance Plan, which was adopted by the Board in February 2015.  The Company is unaware of any grounds to end Mr. Pescatore’s services with the Company for cause.  As a result, if not for the waiver, Mr. Pescatore would have been entitled to receive the severance benefits set forth in the Executive Severance Plan.

The Transition Agreement provides for a mutual general release of claims by the Company and Mr. Pescatore.  The Transition Agreement also requires Mr. Pescatore to comply with restrictions and covenants in favor of the Company, including confidentiality, non-compete and non-solicitation provisions.  Mr. Pescatore will also be responsible for complying with the Company’s policies applicable to employees and consultants, and Mr. Pescatore and the Company have agreed to mutual non-disparagement provisions.  The Company has agreed to pay Mr. Pescatore $140,000 following the end of the Transition Period for his delivery of a Mutual Bring-Down Release in favor of the Company covering the Transition Period.  The form of the Mutual Bring-Down Release is attached as Exhibit B to the Transition Agreement.

The foregoing summary of Transition Agreement, the Consulting Agreement, as well as the associated exhibits and schedules (including the Mutual Bring-Down Release attached as Exhibit B to the Transition Agreement), is not complete, and is qualified in its entirety by reference to the full text thereof, a copy of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 23, 2018, the Company issued a press release announcing its intention to continue to shift its focus and resources to pursuing its regulatory initiatives at the FCC and preparing for the future deployment of broadband and other advanced technologies and services.   The Company also announced the transition of the role of chief executive officer from Mr. Pescatore to Mr. O’Brien, and the transition of the role of vice chairman from Mr. O’Brien to Mr. Pescatore. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference in this Item 7.01.

The information furnished in this Item 7.01 to this Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Augu
Exhibit No.	Description

10.1	Continued Service, Consulting and Separation Agreement, dated April 23, 2018, by and between the Company and John Pescatore.
10.2	Consulting Agreement, dated April 23, 2018, by and between the Company and John Pescatore.
99.1	Press release, dated April 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

pdvWireless, Inc.

Date: April 23, 2018	/s/ Brian D. McAuley
Brian D. McAuley Chairman of the Board

Exhibit Index

Augu
Exhibit No.	Description

10.1	Continued Service, Consulting and Separation Agreement, dated April 23, 2018, by and between the Company and John Pescatore.
10.2	Consulting Agreement, dated April 23, 2018, by and between the Company and John Pescatore.
99.1	Press release, dated April 23, 2018.